EXHIBIT 4.1

SPECIMEN OF COMMON STOCK CERTIFICATE

COMMON STOCK		COMMON STOCK
Certificate Number ---------	CHINA FILMS TECHNOLOGY, INC.	Shares ***0***

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA	SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE POWERS, DESIGNATIONS, PREFERENCES, RESTRICTIONS, AND RIGHTS OF SHARES

CUSIP NO.______________________________

THIS CERTIFIES THAT

IS THE RECORD OWNER OF	******* ZERO *****

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON SHARES, $0.0001 PAR VALUE, OF CHINA FILMS TECHNOLOGY, INC.

transferable on the books of the by the registered holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Company has caused this certificate to be signed in facsimile by it authorized officers and its facsimile seal to be affixed.

Dated:

/s/	CHINA FILMS TECHNOLOGY, INC. CORPORATE SEAL	/s/
Secretary		President

TRANSFER AGENT AND REGISTRAR

/s/
By
AUTHORIZED SIGNATURE

CHINA FILMS TECHNOLOGY, INC.

The Company is authorized to issue Common Stock only.

The Company shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Company or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Such requests shall be made to the Secretary at the principal office of the Company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

UNIF GIFT MIN ACT – Custodian
TEN COM	as tenants in common	(Cust) (Minor) under Uniform Gifts to Minors Act ____________________________(State)

TEN ENT	as tenants by entireties

JT TEN	as joint tenants with right of	UNIF TRF MIN ACT – Custodian (until age )
	survivorship and not as	______________________________________________________(Cust) under Uniform Transfers tenants in common
		______________________________________________________(Minor) to Minors Act	____________________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto______________________________________________________________________________________________________________________________________

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)__________________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)______________________________________________________________________________________________________________________

_____________________________________________________number of shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________

_____________________________________________________Attorney to transfer the said stock on the books of the within named with full power of substitution.

Dated:

/s/___________________________________________________________________________________                 /s/__________________________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.